UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 August 12, 2004
                Date of Report (Date of earliest event reported)


                         CITIZENS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        KENTUCKY                      0-20148                  61-1187135
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                          Identification Number)


                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 244-2420


                                 Not Applicable
          (Former name or former address, if changed since last report



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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits (furnished pursuant to Item 12)

                  The registrant's earnings press release dated August 11, 2004, reporting its second quarter 2004 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 12.          Results of Operations and Financial Condition

                  The registrant's earnings press release dated August 11, 2004, reporting its second quarter 2004 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Citizens Financial Corporation
                                                             Registrant


Date:  August 12, 2004                                   _/s/ Len E. Schweitzer_
                                                              Len E. Schweitzer
                                                              Treasurer




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                                INDEX TO EXHIBITS

         Exhibit
          Number            Description
           99.1             Earnings Press Release dated August 11, 2004